EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of the registrant certify, to the best of their knowledge, that the registrant's Quarterly Report on Form 10-Q for the period ended June 30, 2011 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Wonder International Education & Investment Group Corporation

Date: August __, 2011	By:	/s/ Xiang Wei
Xiang Wei,
Chief Executive Officer

	By:	/s/ Wen Ming Xie
Wen Ming Xie,
Chief Financial Officer